UNITED STATES BANKRUPTCY COURT
DISTRICT OF Delaware

In re PFF Bancorp

Case No. 08-13127
Reporting Period: 12/5 - 12/31/08

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes		
Schedule of Professional Fees Paid	MOR-1b	yes		
Copies of bank statements		yes		
Cash disbursements journals		yes		
Statement of Operations	MOR-2	yes		
Balance Sheet	MOR-3	yes		
Status of Post-petition Taxes	MOR-4		Yes	
Copies of IRS Form 6123 or payment receipt		NA		
Copies of tax returns filed during reporting period		NA		
Summary of Unpaid Post-petition Debts	MOR-4	yes		
Listing of aged accounts payable	MOR-4	NA		
Accounts Receivable Reconciliation and Aging	MOR-5	NA	Yes	
Debtor Questionnaire	MOR-5	yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Debtor

2/10/09
Date

Signature of Joint Debtor

Date

[signature]
Signature of Authorized Individual*

2/10/09
Date

Kevin McCarthy
Printed Name of Authorized Individual

Chief Executive Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re ___ PFF Bancorp
Debtor

Case No. 08-13127
Reporting Period: 12/31/08

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#		#		#		#	
BANK BALANCE	$3722583.55							
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*	$3722583.55							
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

In re PFF Bancorp
Debtor

Case No. 08-13127
Reporting Period: 12/5 - 12/31/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	~~OTHER~~ DIP	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	3544938.57			-				
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)	188826.12 [illegible]							
TRANSFERS (FROM DIP ACCTS)				3723634.55				
TOTAL RECEIPTS	188826.12			3723634.55				
DISBURSEMENTS								
NET PAYROLL								
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE	15000.00 ([illegible])							
SELLING								
OTHER (ATTACH LIST)								
Bank fees	-			51.00				
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)	3723634.55							
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	3738634.55			51.00				
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(3549808.43)			3723583.55				
CASH - END OF MONTH	(4869.86)			3723583.55				

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$3738685.55
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$3723634.55
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$15051.00

In re___ PPF Bancorp
Debtor

Case No. 08-13127
Reporting Period: 12.15 - 12/31/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
		None							

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]9146
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

[redacted]

Customer Service
1-800-342-7722

PFF BANCORP, INC
DEBTOR IN POSSESSION 08-13127-KJC
OPERATING ACCOUNT
1490 N CLAREMONT BLVD. SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813127KJC

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 00/00/0000 - 12/31/2008		Statement Beginning Balance	.00
Number of Deposits/Credits	1	Amount of Deposits/Credits	3,723,634.55
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	2	Amount of Other Debits	51.00
		Statement Ending Balance	3,723,583.55
Number of Enclosures	0		
		Service Charge	51.00

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23		3,723,634.55	WIRE TYPE:WIRE IN DATE: 081223 TIME:1737 ET TRN:2008122300302576 SEQ:20083580011700/000027 ORIG:PFF BANCORP ID:398000026 SND BK:PFF BANK & TR UST ID:322270495	003703025

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23	1	10.00	INCOMING DOMESTIC WIRE	099802000
12/31		41.00	CHECK ORDER FEE	098200001

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	12/31	3,723,583.55	3,723,583.55
12/23	3,723,624.55	3,723,624.55			

Agreed to Balance
Per Books

Recycled

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]9146
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

[redacted] [redacted]

Customer Service
1-800-342-7722

PFF BANCORP, INC
DEBTOR IN POSSESSION 08-13127-KJC
OPERATING ACCOUNT
1490 N CLAREMONT BLVD. SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813127KJC

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 00/00/0000 - 12/31/2008		Statement Beginning Balance	.00
Number of Deposits/Credits	1	Amount of Deposits/Credits	3,723,634.55
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	2	Amount of Other Debits	51.00
		Statement Ending Balance	3,723,583.55
Number of Enclosures	0	Service Charge	51.00

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23		3,723,634.55	WIRE TYPE:WIRE IN DATE: 081223 TIME:1737 ET TRN:2008122300302576 SEQ:20083580011700/000027 ORIG:PFF BANCORP ID:398000026 SND BK:PFF BANK & TR UST ID:322270495	00370302

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23	1	10.00	INCOMING DOMESTIC WIRE	09980200
12/31		41.00	CHECK ORDER FEE	0982000

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	12/31	3,723,583.55	3,723,583.55
12/23	3,723,624.55	3,723,624.55			

Agrees to balance per books at 12/31/08

UNION BANK OF CALIFORNIA **Bank Account Statement** ONLINE STATEMENTS

My Requests | Profile | Home

Sandy Ochoa sandy.ochoa@pffb.com

Statement Analyzer | CSV Export | Excel Export | PDF Statement

Select Bank Account:

[redacted]4036 PFF BANCORP, INC

Select Time Period:

Recent 90 Days | December 31, 2008

SUBMIT

Go To ▸ Analyzed Business Checking Summary | Daily Ledger Balance

FDIC insurance coverage has changed. In addition to $250,000 coverage per depositor per ownership category, all personal and business non-interest bearing transactions accounts at Union Bank are fully insured for the entire amount in the account. Contact the FDIC at 1-877-275-3342 or visit www.fdic.gov. These changes are temporary and will expire December 31, 2009.

PFF BANCORP, INC
ATTN ACCOUNTING DEPARTMENT
PO BOX 2789
RANCHO CUCAMONGA CA 91729-2789

Your Banking Office and How to Contact Us
Disclosure

Analyzed Business Checking Summary

Account Number: [redacted]4036

Days in statement period: 33

Balance on 11/29	**$**	**70,473.20**
Total Credits		**0.00**
Total Debits		**0.00**
Balance on 12/31	**$**	**70,473.20**

Daily Ledger Balance	Date		Ledger Balance	Date	Ledger Balance
	12/1-12/31	$	70,473.20		

##XXH1989DPCSTM [redacted]0026

Statement of Account [redacted]0026

PFF BANK & TRUST

PFF BANCORP
ATTN VANESSA STARKS
9337 MILLIKEN AVE
RANCHO CUCAMONGA CA 91729

December 31, 2008
Days in statement period: 31
(0)

DIRECT INQUIRIES TO:
888 342-5733

PFF BANK & TRUST
399 N GAREY AVE
POMONA CA 91767-5431

Summary of Account Balance

Account	Number	Ending Balance
PFF Checking	[redacted]0026	$0.00

PFF Checking [redacted]0026

Avg collected balance $2,594,006.00

Date	Description	Additions	Subtractions	Balance
11-30	Beginning balance			$3,943,893.75
12-01	Check 40405	00000065164388	-1,041.66	3,942,852.09
12-01	Check 40399	00000065168772	-1,041.66	3,941,810.43
12-02	#Wire Transfer-Out Outgoing Wire 129;Bnf Paul HastiNgs Janosky & Walk	[redacted]2900	-200,000.00	3,741,810.43
12-02	#Wire Transfer-Out Outgoing Wire 135;Bnf Richards, Layton & Finger;Ob	[redacted]3500	-100,000.00	3,641,810.43
12-02	#Wire Transfer-Out Outgoing Wire 130;Bnf Paul, HastIngs Janosky & Wal	[redacted]3000	-48,305.58	3,593,504.85
12-02	#Wire Transfer-Out Outgoing Wire 131;Bnf Paul, HastIngs Janosky & Wal	[redacted]3100	-7,260.40	3,586,244.45

Number	Date	Amount
40399	12-01	1,041.66
40401 *	12-08	1,041.66
40405 *	12-01	1,041.66
40406	12-04	1,041.66
40409 *	12-04	33,000.00

* Skip in check sequence

##XXH1989DPCSTM [redacted]0026

Statement of Account
[redacted]0026

PFF BANK & TRUST
PFF Bancorp

December 31, 2008

Date	Description	Additions	Subtractions	Balance
12-02	#Wire Transfer-Out Outgoing Wire 128;Bnf Paul, HastIngs Janosky & Wal	[redacted]2800	-1,352.70	3,584,891.75
12-04	Check 40409	00000065280082	-33,000.00	3,551,891.75
12-04	Check 40406	00000065261474	-1,041.66	3,550,850.09
12-08	#Wire Transfer-Out Outgoing Wire 038;Bnf Kurtzman CArson Consultants	20083430003800	-15,000.00	3,535,850.09
12-08	Check 40401	00000065329082	-1,041.66	3,534,808.43
12-10	#Deposit	188,826.12	00000083626080	3,723,634.55
12-23	#Wire Transfer-Out Outgoing Wire 117;Bnf PFF Bancor	[redacted]1700	-3,723,634.55	0.00
12-31	Ending totals	188,826.12	-4,132,719.87	$0.00

PFF Bancorp, Inc.
Transaction Detail by Account
December 5-31, 2008

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
12/23/2008	General Journal	9			-SPLIT-	3,723,634.55	3,723,634.55
12/31/2008	General Journal	8			-SPLIT-	-51.00	3,723,583.55
Total for B of A Checking						**$3,723,583.55**	
Checking							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	3,904,292.00	3,904,292.00
12/08/2008	General Journal	18			-SPLIT-	-15,000.00	3,889,292.00
12/10/2008	General Journal	19			-SPLIT-	188,826.12	4,078,118.12
12/23/2008	General Journal	9			-SPLIT-	-3,723,634.55	354,483.57
Total for Checking						**$354,483.57**	
Citigroup Margin							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	700,000.00	700,000.00
Total for Citigroup Margin						**$700,000.00**	
M&I Bank Account							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	1,000,000.00	1,000,000.00
Total for M&I Bank Account						**$1,000,000.00**	
Paine Webber Business Svcs.							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	22,473.00	22,473.00
Total for Paine Webber Business Svcs.						**$22,473.00**	
Trust Inv A/C							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	70,473.00	70,473.00
Total for Trust Inv A/C						**$70,473.00**	
Accrued Interest							
12/05/2008	General Journal			Opening Balance	-SPLIT-	5,666.00	5,666.00
Total for Accrued Interest						**$5,666.00**	
Accum Comp Gain/Loss 1							
12/05/2008	General Journal			Opening Balance	-SPLIT-	136,845.00	136,845.00
Total for Accum Comp Gain/Loss 1						**$136,845.00**	
Accum Comp Gain/Loss 2							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-3,531,160.00	-3,531,160.00
Total for Accum Comp Gain/Loss 2						**$ -3,531,160.00**	
Capital SERP PFF							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-377,518.00	-377,518.00
Total for Capital SERP PFF						**$ -377,518.00**	
Capital Stock Investment							
12/05/2008	General			Opening Balance	-SPLIT-	132,500,000.00	132,500,000.00

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Date: 12/31/2008 Entry # : 8

Account	Debit	Credit	Memo	Name
Bank Charges	51.00			
B of A Checking		51.00		
Totals:	51.00	51.00		

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Memo: B of A Fees - Dec

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Date: 12/08/2008 Entry # : 18

Account	Debit	Credit	Memo	Name
Prepaid Expenses	15000.00			
Checking		15000.00		
Totals:	15000.00	15000.00		

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Memo: Kurtzman Carlton

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Date: 12/23/2008 Entry #: 9

Account	Debit	Credit	Memo	Name
B of A Checking	3723634.55			
Checking		3723634.55		
Totals:	3723634.55	3723634.55		

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Memo: Tsfr Funds from PFF to B of A

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In re PFF Bancorp
Debtor

Case No. 08-13127
Reporting Period: 12/15-12/21/08

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances ATTACHED		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp
Debtor

Case No. 08-13127
Reporting Period: 12/5-12/31/08

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

PFF Bancorp, Inc.
Profit & Loss
December 5-31, 2008

	Total
Income	
Total Income	
Expenses	
Bank Charges	51.00
Kurtzman Carson	30,832.28
Progressive Reimb	-188,826.12
Total Expenses	**$ -157,942.84**
Net Operating Income	**$157,942.84**
Net Income	**$157,942.84**

Thursday, Feb 05, 2009 07:15:37 PM GMT-8 - Accrual Basis

In re PFF Bancorp
Debtor

Case No. 08-13127
Reporting Period: 12/5 - 12/31/08

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS CURRENT ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)	ATTACHED	
Accounts Receivable (Net)		
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY LIABILITIES NOT SUBJECT TO COMPROMISE	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp
Debtor

Case No. 08-13127
Reporting Period: 12/5-12/31/08

BALANCE SHEET - continuation sheet

ASSETS Other Current Assets	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Assets		

LIABILITIES AND OWNER EQUITY Other Postpetition Liabilities	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PFF Bancorp, Inc.
Balance Sheet
As of December 31, 2008

	Total	
ASSETS		
Current Assets		
Bank Accounts		
B of A Checking	3,723,583.55	RECONCILED
Checking	-4,869.86	RECONCILING
Citigroup Margin	700,000.00	IN DISPUTE
M&I Bank Account	1,000,000.00	RIGHT OF OFFSET EXERCISED BY
Paine Webber Business Svcs.	22,473.00	CLOSED 1/12/09 BALANCE MOVED TO B OF A
Trust Inv A/C	70,473.00	CLOSED 1/5/09 - BALANCE MOVED TO B OF A
Total Bank Accounts	**$5,511,659.69**	
Total Current Assets	**$5,511,659.69**	
Other Assets		
Accrued Interest	5,666.00	
Accum Comp Gain/Loss 1	136,845.00	
Accum Comp Gain/Loss 2	-3,531,160.00	
Capital SERP PFF	-377,518.00	
Capital Stock Investment	132,500,000.00	
Common Stock Dist. Def. Comp	1,389,015.00	
Common Stock Dist. SERP	641,438.00	
Deferred Costs - JR SUB	91,654.00	
Interest Receivable	82,351.00	
Investment in PFF Real Estate Svcs.	55,000.00	
Investment in Trust I	928,000.00	
Investment in Trust II	774,000.00	
Investment in Trust III	928,000.00	
Investment with Subsidiaries	1,307,442.00	
Net Income/Loss	259,760,693.00	
Net Income/Loss - DBS	16,886,374.00	
Net Income/Loss - GIA	730,807.00	
Net Income/Loss - PFF RESI	-29,275.00	
Net Income/Loss DBS correction	-33,772,748.00	
PFF B&T Cash Dividend	-249,743,000.00	
PFF FAS 115	1,228,035.00	
Prepaid Expenses	329,704.78	
Prepaid OTS Assessment	6,357.00	
Stock Options Granted	24,911,967.00	
US Treasury Bonds - HTM	1,000,000.00	
US Treasury Bonds - UNAM	953.00	
US Treasury Bonds Mkt Value	13,329.00	
Valuation Allowance	-1,500,413.00	
Total Other Assets	**$154,753,516.78**	
TOTAL ASSETS	**$160,265,176.47**	
LIABILITIES AND EQUITY		
Liabilities		
Current Liabilities		
Other Current Liabilities		
Accrued Expenses Payable	30,832.28	Kurtzman Carson
Total Other Current Liabilities	**$30,832.28**	

	Total
Total Current Liabilities	$30,832.28
Long Term Liabilities	
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable - JR SUB Debt	2,743,922.00
Interest Payable - M&I	-106,985.00
Interest Payable - Other Notes	-304,034.00
Interest Payable - Secured Borrowings	80,821.00
Interest Payable - Swap Fixed	452,506.00
Interest Payable - Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable - DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00
Total Long Term Liabilities	$117,430,056.00
Total Liabilities	$117,460,888.28
Equity	
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	328,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	155,508.09
Total Equity	$42,804,288.19
TOTAL LIABILITIES AND EQUITY	$160,265,176.47

In re ___
Debtor PET BASCON?

Case No. 08-13127
Reporting Period: 12/5-12/31/08

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees	30832.28					
Amounts Due to Insiders*						
Other:___						
Other:___						
Total Postpetition Debts	30832.28					

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re

Debtor PFF Bancorp

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	Unable to	determine
+ Amounts billed during the period	at this ti	me
- Amounts collected during the period		
Total Accounts Receivable at the end of the reporting period		
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	NA	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

UNITED STATES BANKRUPTCY COURT
______ DISTRICT OF Delaware

In re Diversified Builder Services

Case No. 08-13129
Reporting Period: 12/15- 12/31/08

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b	[illegible]	None	
Copies of bank statements		Yes		
Cash disbursements journals				
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-petition Taxes	MOR-4		Yes	
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Post-petition Debts	MOR-4	Yes	[illegible]	
Listing of aged accounts payable	MOR-4	Yes		
Accounts Receivable Reconciliation and Aging	MOR-5		Yes	
Debtor Questionnaire	MOR-5	Yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Debtor

2/10/07
Date

Signature of Joint Debtor

Date

[signature]
Signature of Authorized Individual*

2/10/[illegible]
Date

Kevin McCarthy
Printed Name of Authorized Individual

Authorized Individual
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services
Debtor

Case No. 08-13129
Reporting Period: 12/5-12/31/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS			D.P.	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	~~OPER.~~	~~PAYROLL~~	TAX	~~OTHER~~	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	58800.26	1127235.00						
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)								
TRANSFERS (FROM DIP ACCTS)				58770.26				
				1127105.40				
TOTAL RECEIPTS				1185875.66				
DISBURSEMENTS								
NET PAYROLL								
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)		99.34	Unlocated / Unreconciled Diff					
Bank fees	30.00	30.00						
OWNER DRAW*				61.00				
TRANSFERS (TO DIP ACCTS)	58770.26	1127105.40						
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	58800.26	1127234.74		61.00				
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(58800.26)	(1127235.~~00~~ 74)		1185814.66				
CASH - END OF MONTH	-	-		1185814.66				

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$~~1185966.66~~ 6096.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$1185875.66
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 220.34

In re Diversified Builder Services
Debtor

Case No. 08-13129
Reporting Period: 12/1 - 12/31/08

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#	11858,4 66			#		#	
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*		11858,4 66						
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

In re Diversified Builder Services
Debtor

Case No. 08-13129
Reporting Period: 12/5-12/31/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year To Date	
				Number	Date	Fees	Expenses	Fees	Expenses

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]188
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

Customer Service
1-800-342-7722

DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711

Bankruptcy Case Number:0813129

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 00/00/0000 - 12/31/2008		Statement Beginning Balance	.00
Number of Deposits/Credits	2	Amount of Deposits/Credits	1,185,875.66
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	3	Amount of Other Debits	61.00
		Statement Ending Balance	1,185,814.66
Number of Enclosures	0		
		Service Charge	61.00

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23		58,770.26	WIRE TYPE:WIRE IN DATE: 081223 TIME:1803 ET TRN:2008122300305817 SEQ:20083580006900/000030 ORIG:DIVERSIFIED BUILDER SERVI ID:398166249 SND BK:PFF BANK & TRUST ID:322270495	003703058
12/23		1,127,105.40	WIRE TYPE:WIRE IN DATE: 081223 TIME:1738 ET TRN:2008122300302691 SEQ:20083580011800/000028 ORIG:DIVERSIFIED BUILDER SERVI ID:398157818 SND BK:PFF BANK & TRUST ID:322270495	003703026
		1,185,875.66		

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23	1	10.00	INCOMING DOMESTIC WIRE	099802000
12/23	1	10.00	INCOMING DOMESTIC WIRE	099802000
12/31		41.00	CHECK ORDER FEE	098200001

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	12/31	1,185,814.66	1,185,814.66 ✓
12/23	1,185,855.66	1,185,855.66			

Agrees to Balance Per Books

Recycled

!#XXH1989DPCSTM [redacted]6249

Statement of Account
[redacted]6249 .

PFF BANK & TRUST

.DIVERSIFIED BUILDER SERVICES-INS
C-O ACCOUNTING DEPARTMENT
9337 MILLIKEN AVE
RANCHO CUCAMONGA CA 91729

December 31, 2008
Days in statement period: 31
(0)
Page 1 of 1

DIRECT INQUIRIES TO:
888 342-5733

PFF BANK & TRUST
399 N GAREY AVE
POMONA CA 91767-5431

Summary of Account Balance

Account	Number	Ending Balance
Standard Business Checking	[redacted]6249	$0.00

Standard Business Checking [redacted]6249

Avg collected balance $41,729.00

Date	Description		Additions	Subtractions	Balance
11-30	Beginning balance				$58,800.26
12-23	#Wire Transfer-Out Outgoing Wire 069;Bnf DiversifieD Builder Services	[redacted]6900		-58,770.26	30.00
12-23	#Service Charge Wire Transfer-Out	[redacted]6900		-30.00	0.00
12-31	Ending totals		.00	-58,800.26	$0.00

##XXH1989DPCSTM [redacted]818

Statement of Account
[redacted]7818

PFF BANK & TRUST

DIVERSIFIED BUILDER SERVICES
ATTN: ACCOUNTING DEPT
9337 MILLIKEN AVE
RANCHO CUCAMONGA CA 91729

December 31, 2008
Days in statement period: 31
(0)
Page 1 of 1

DIRECT INQUIRIES TO:
888 342-5733

PFF BANK & TRUST
399 N GAREY AVE
POMONA CA 91767-5431

Summary of Account Balance

Account	Number	Ending Balance
PFF Checking	[redacted]818	$0.00

PFF Checking [redacted]7818

Avg collected balance $800,627.00

Date	Description		Additions	Subtractions	Balance	Number	Date	Amount
11-30	Beginning balance				$1,129,391.80	30245	12-11	2,221.60
12-11	Check 30245	00000065491862		-2,221.60	1,127,170.20			
12-15	#Preauthorized Wd Cts Tax Service Auto Fees Ccd 081215 640886357	122000039040756		-64.80	1,127,105.40			
12-23	#Wire Transfer-Out Outgoing Wire 118;Bnf Diversifie	[redacted]1800		-1,127,105.40	0.00			
12-31	Ending totals		.00	-1,129,391.80	$0.00			

Diversified Builder Services, Inc.
Transaction Detail by Account
December 5-31, 2008

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
12/23/2008	General Journal	1			-SPLIT-	1,185,855.66	1,185,855.66
12/31/2008	General Journal	2			-SPLIT-	-41.00	1,185,814.66
Total for B of A Checking						**$1,185,814.66**	
PFF Checking							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	1,127,235.00	1,127,235.00
12/23/2008	General Journal	1			-SPLIT-	-1,127,235.00	0.00
Total for PFF Checking						**$0.00**	
PFF Checking - 10102							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	58,800.00	58,800.00
12/23/2008	General Journal	1			-SPLIT-	-58,800.00	0.00
Total for PFF Checking - 10102						**$0.00**	
100% Loan Loss - Comm Loans - MI							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-300,000.00	-300,000.00
Total for 100% Loan Loss - Comm Loans - MI						**$ -300,000.00**	
Accounts Receivable							
12/05/2008	General Journal			Opening Balance	-SPLIT-	288,500.00	288,500.00
Total for Accounts Receivable						**$288,500.00**	
Commercial LOC - MI							
12/05/2008	General Journal			Opening Balance	-SPLIT-	7,800,000.00	7,800,000.00
Total for Commercial LOC - MI						**$7,800,000.00**	
Commercial LOC Contra Asset - CLS							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-1,050.00	-1,050.00
Total for Commercial LOC Contra Asset - CLS						**$ -1,050.00**	
Def Income - Comm Non Accr							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-217,552.00	-217,552.00
Total for Def Income - Comm Non Accr						**$ -217,552.00**	
Partial Charge-Offs Comm. Unsecured							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-5,729,081.00	-5,729,081.00
Total for Partial Charge-Offs Comm. Unsecured						**$ -5,729,081.00**	
Property & Equipment							
12/05/2008	General Journal			Opening Balance	-SPLIT-	7,489.00	7,489.00
Total for Property & Equipment						**$7,489.00**	
Val Allow - FIT Deferred Taxes							
12/05/2008	General Journal			Opening Balance	-SPLIT-	1,951,021.00	1,951,021.00
Total for Val Allow - FIT Deferred Taxes							

Make Journal Entry

Recent | How Do I?

Date: 12/31/2008 Entry #: 2

Account	Debit	Credit	Memo	Name
Bank Charges	41.00			
B of A Checking		41.00		
Totals:	41.00	41.00		

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Memo: B of A charges - Dec

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Recent | How Do I?

Date: 12/23/2008 Entry #: 1

Account	Debit	Credit	Memo	Name
B of A Checking	1185855.66			
Bank Charges	80.00			
PFF Checking - 101		58800.00		
PFF Checking		1127235.00		
Other Income	99.34			
Totals:	1186035.00	1186035.00		

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Memo: Tsfr funds to B of A

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- General Ledger
- Transaction Detail by Account

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In re Diversified Builder Services
Debtor

Case No. 08-13129
Reporting Period: 12/5 - 12/31/08

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re ___ Diversified Builder Services
Debtor

Case No. 08-13129
Reporting Period: 12/5 - 12/31/08

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Diversified Builder Services, Inc.
Profit & Loss
December 5-31, 2008

	Total
Income	
Total Income	
Expenses	
Bank Charges	121.00
Total Expenses	$121.00
Net Operating Income	$ -121.00
Other Income	
Other Income	-99.34
Total Other Income	$ -99.34
Net Other Income	$ -99.34
Net Income	$ -220.34

Thursday, Feb 05, 2009 05:33:13 PM GMT-8 - Accrual Basis

In re Diversified Builder Services
Debtor

Case No. 08-13129
Reporting Period: 12/5 - 12/31/08

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)		
Accounts Receivable (Net)		
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services
Debtor

Case No. 08-13129
Reporting Period: 12/5 - 12/31/08

BALANCE SHEET - continuation sheet

ASSETS Other Current Assets	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Assets		

LIABILITIES AND OWNER EQUITY Other Postpetition Liabilities	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Diversified Builder Services, Inc.
Balance Sheet
As of December 31, 2008

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	1,185,814.66
PFF Checking	0.00
PFF Checking - 10102	0.00
Total Bank Accounts	$1,185,814.66
Total Current Assets	$1,185,814.66
Other Assets	
100% Loan Loss - Comm Loans - MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC - MI	7,800,000.00
Commercial LOC Contra Asset - CLS	-1,050.00
Def Income - Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow - FIT Deferred Taxes	1,951,021.00
Val Allow - SIT Deferred Taxes	-6,886,601.00
Total Other Assets	$ -3,087,274.00
TOTAL ASSETS	**$ -1,901,459.34**
LIABILITIES AND EQUITY	
Liabilities	
Long Term Liabilities	
Accrued Interest - Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00
Total Long Term Liabilities	$14,937,213.00
Total Liabilities	$14,937,213.00
Equity	
APIC	28,000,000.00
APIC - Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings	
Net Income	-220.34
Total Equity	$ -16,838,672.34
TOTAL LIABILITIES AND EQUITY	**$ -1,901,459.34**

In re ___
Debtor Diversified Builder Services

Case No. 08-13129
Reporting Period: 12/5 - 12/31/08

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:___						
Other:___						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services
Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period		
+ Amounts billed during the period		
- Amounts collected during the period		
Total Accounts Receivable at the end of the reporting period		
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A.	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

UNITED STATES BANKRUPTCY COURT
__________ DISTRICT OF Delaware

In re__ Glencrest Insurance Services

Case No. 08-13131
Reporting Period: 12 15 - 12/31/08

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes		
Schedule of Professional Fees Paid	MOR-1b		None	
Copies of bank statements		yes		
Cash disbursements journals			N.A	
Statement of Operations	MOR-2	yes		
Balance Sheet	MOR-3	yes		
Status of Post-petition Taxes	MOR-4		~~NA~~ Yes	
Copies of IRS Form 6123 or payment receipt		NA		
Copies of tax returns filed during reporting period		NA		
Summary of Unpaid Post-petition Debts	MOR-4		None	
Listing of aged accounts payable	MOR-4		None	
Accounts Receivable Reconciliation and Aging	MOR-5		~~NA~~ Yes	
Debtor Questionnaire	MOR-5	yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature] ____________________ Signature of Debtor

2/10/09 ____________________ Date

____________________ Signature of Joint Debtor

____________________ Date

____________________ Signature of Authorized Individual*

____________________ Date

____________________ Printed Name of Authorized Individual

____________________ Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services
Debtor

Case No. 08-13131
Reporting Period: 12/5 - 12/31/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER.	PAYROLL	TAX	~~OTHER~~ D.P.	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25140.00	18906.24	-	-				
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)	6351.63 Commissions							
TRANSFERS (FROM DIP ACCTS)				18876.24				
				31461.63				
TOTAL RECEIPTS	6351.63			50337.87				
DISBURSEMENTS								
NET PAYROLL								
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)								
Bank fees	30.00	30.00		61.00				
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)	31461.63	18876.24						
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	31491.63	18906.24		61.00				
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(31491.63)	(18906.24)		50276.87				
CASH - END OF MONTH	-	-		50276.87				

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$ 50458.87
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$ 50337.87
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 121.00

In re Glencrest Insurance Services
Debtor

Case No. 08-13131
Reporting Period: 12/31/08

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#	50276.87	#		#		#	
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*		50276.87						
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		/						
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		/						
OTHER								

In re Glencrest Insurance Services
Debtor

Case No. 08-13131
Reporting Period: 12/5 - 12/31/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]8202
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

Customer Service
1-800-342-7722

GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813131

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 00/00/0000 - 12/31/2008		Statement Beginning Balance	.00
Number of Deposits/Credits	2	Amount of Deposits/Credits	50,337.87
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	3	Amount of Other Debits	61.00
		Statement Ending Balance	50,276.87
Number of Enclosures	0	Service Charge	61.00

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23		18,876.24	WIRE TYPE:WIRE IN DATE: 081223 TIME:1652 ET TRN:2008122300288103 SEQ:20083580006200/000025 ORIG:GLENCREST INSURANCE SERVI ID:205828585 SND BK:PFF BANK & TRUST ID:322270495 PMT DET:DIP # 08-08-13129	00370288
12/23		31,461.63	WIRE TYPE:WIRE IN DATE: 081223 TIME:1651 ET TRN:2008122300287457 SEQ:20083580006500/000024 ORIG:GLENCREST INSURANCE SERVI ID:205828593 SND BK:PFF BANK & TRUST ID:322270495 PMT DET:DIP # 08-08-13129	00370287

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23	1	10.00	INCOMING DOMESTIC WIRE	09980200
12/23	1	10.00	INCOMING DOMESTIC WIRE	09980200
12/31		41.00	CHECK ORDER FEE	09820000

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	12/31	50,276.87	50,276.87
12/23	50,317.87	50,317.87			

Agrees to Balance
Per Books

Recycled

Glencrest Insurance Services
[redacted]8585 Demand deposit Account

Balances

Ledger:	0.00	Todays activity:	0.00
Current:	0.00	Holds:	0.00
Total available:	0.00	Float:	0.00
Closing:	0.00	Available PRA:	0.00
		Related available:	0.00
		Total holds:	0.00
		ESP score:	Not Scored

Account Overview

Deposit category:	D - Demand deposit	Branch:	50 - Retail Banking Ops
Account type:	425 - Zero Int NOW Interna	Cost center:	50
Service charge:	900 - No Charge Routine	Primary officer:	854 - Donna M. Rivas
Charge option:	6 - Waive direct and analysis	Phone:	888-342-5733
Opened:	02/07/1986	Birth date:	
Zero balance:	02/03/2009	Retirement plan:	
Entered:	02/07/1986	Withholding status:	3 - Exempt, recipient
Reopened:			

Statement/Analysis Information

Next statement:	02/28/2009	Next analysis:	02/28/2009
Last statement:	01/31/2009	Last analysis:	01/31/2009
Last statement bal:	30.00	Analysis cycle:	31 - End Of Month(A)
Statement cycle:	31 - End Of Month(A)	Bulk file:	T - Check safekeeping
Pending stmt cycle:		Pending bulk file:	

Status Information

Posting restriction:		Dormant or inactive:	
Escheat status:		Account statuses:	I - Suppress 1099-INT form M - Two signatures required W - Direct deposit
Special referral:			

Interest Information

Interest plan:	0 - None	Interest paid YTD:	0.00
Accrued interest:	0.000000000	Rate:	0.000
Bonus accrual:	0.000000000	Yield:	0.000

Activity Information

Deposit date:	06/12/2008	Customer contact:	02/03/2009
Deposit amount:	648.62	Maintenance:	11/21/2008

##XXH1989DPCSTM [redacted]28585

Statement of Account
[redacted]8585

PFF BANK & TRUST

GLENCREST INSURANCE SERVICES
9337 MILLIKEN AVE
RANCHO CUCAMONGA CA 91729

December 31, 2008
Days in statement period: 31
(0)
Page 1 of 1

DIRECT INQUIRIES TO:
888 342-5733

PFF BANK & TRUST
399 N GAREY AVE
POMONA CA 91767-5431

Summary of Account Balance

Account	Number	Ending Balance
PFF Checking	[redacted]8585	$30.00

PFF Checking [redacted]8585

Low balance	$30.00
Avg collected balance	$13,426.00

Date	Description	Additions	Subtractions	Balance
11-30	Beginning balance			$18,906.24
12-23	#Wire Transfer-Out Outgoing Wire 062;Bnf Glencrest Insurance Services ;Obi Dip # 08-08-1	[redacted]6200	-18,876.24	30.00
12-31	Ending totals	.00	-18,876.24	$30.00

Transferred out of a/c Bu
PFF 1/28

Glencrest Insurance Services
[redacted]8585 Demand deposit Account

Balances

Ledger:	0.00	Todays activity:	0.00
Current:	0.00	Holds:	0.00
Total available:	0.00	Float:	0.00
Closing:	0.00	Available PRA:	0.00
		Related available:	0.00
		Total holds:	0.00
		ESP score:	Not Scored

Account Overview

Deposit category:	D - Demand deposit	Branch:	50 - Retail Banking Ops
Account type:	425 - Zero Int NOW Interna	Cost center:	50
Service charge:	900 - No Charge Routine	Primary officer:	854 - Donna M. Rivas
Charge option:	6 - Waive direct and analysis	Phone:	888-342-5733
Opened:	02/07/1986	Birth date:	
Zero balance:	02/03/2009	Retirement plan:	
Entered:	02/07/1986	Withholding status:	3 - Exempt, recipient
Reopened:			

Statement/Analysis Information

Next statement:	02/28/2009	Next analysis:	02/28/2009
Last statement:	01/31/2009	Last analysis:	01/31/2009
Last statement bal:	30.00	Analysis cycle:	31 - End Of Month(A)
Statement cycle:	31 - End Of Month(A)	Bulk file:	T - Check safekeeping
Pending stmt cycle:		Pending bulk file:	

Status Information

Posting restriction:		Dormant or inactive:	
Escheat status:		Account statuses:	I - Suppress 1099-INT form M - Two signatures required W - Direct deposit
Special referral:			

Interest Information

Interest plan:	0 - None	Interest paid YTD:	0.00
Accrued interest:	0.000000000	Rate:	0.000
Bonus accrual:	0.000000000	Yield:	0.000

Activity Information

Deposit date:	06/12/2008	Customer contact:	02/03/2009
Deposit amount:	648.62	Maintenance:	11/21/2008

##XXH1989DPCSTM [redacted]8593

Statement of Account
[redacted]8593

PFF BANK & TRUST

GLENCREST INSURANCE SERVICES
9337 MILLIKEN AVE
RANCHO CUCAMONGA CA 91729

December 31, 2008
Days in statement period: 31
(0)
Page 1 of 1

DIRECT INQUIRIES TO:
888 342-5733

PFF BANK & TRUST
399 N GAREY AVE
POMONA CA 91767-5431

Summary of Account Balance

Account	Number	Ending Balance
PFF Checking	[redacted]8593	$307.22

PFF Checking [redacted]8593

Low balance	$307.22
Avg collected balance	$20,715.00

Date	Description	Additions	Subtractions	Balance
11-30	Beginning balance			$26,502.30
12-02	#Deposit	138.67	00000081897700	26,640.97
12-02	#Deposit	46.06	00000081897680	26,687.03
12-10	#Deposit	4,005.36	00000083498710	30,692.39
12-10	#Deposit	656.68	00000083498770	31,349.07
12-10	#Deposit	142.56	00000083498750	31,491.63
12-23	#Deposit	182.42	00000085912710	31,674.05
12-23	#Deposit	94.80	00000085912730	31,768.85
12-23	#Wire Transfer-Out [redacted]6500 Outgoing Wire 065;Bnf Glencrest Insurance Services ;Obi Dip #08-08-13		-31,461.63	307.22
12-31	Ending totals	5,266.55	-31,461.63	$307.22

CLOSED OUT AND MOVED TO DOF A 2/4/09

THE BACK OF THIS DOCUMENT HAS BEEN TREATED WITH A COLORLESS POMONA FIRST FEDERAL LOGO. THE FRONT OF THIS DOCUMENT HAS MICRO-PRINT SIGNATURE LINES AND BORDERS AND A BLUE BACKGROUND. ABSENCE OF THIS WILL INDICATE A COPY.

0831149

90-7049
3222

PFF BANK&TRUST

Rancho Cucamonga, CA 91729

CASHIER'S CHECK

DATE February 04, 2009

REMITTER: Kevin McCarthy

PAY THREE HUNDRED SEVEN DOLLARS AND TWENTY TWO CENTS $**********307.22

TO THE ORDER OF *Glencrest*

NON-NEGOTIABLE

$10,000 OR OVER REQUIRES TWO SIGNATURES-VOID AFTER 90 DAYS

PFF BANK & TRUST
9337 Milliken Avenue, Rancho Cucamonga, CA 91729

Account No.	Debit Amount	Credit Amount	Check No.	Detail Reason	*MMDDYY
[redacted]3593	$307.22		0831149		02/04/09

CUSTOMER COPY

PFF BANK & TRUST
CORPORATE OFFICE: 9337 Milliken Avenue
Rancho Cucamonga, CA 91729

Glencrest Insurance Services, Inc.
Transaction Detail by Account
December 5-31, 2008

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
12/23/2008	General Journal	1			-SPLIT-	18,876.24	18,876.24
12/23/2008	General Journal	3			-SPLIT-	31,461.63	50,337.87
12/31/2008	General Journal	2			-SPLIT-	-61.00	50,276.87
Total for B of A Checking						**$50,276.87**	
Operating Acct							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	25,140.00	25,140.00
12/23/2008	General Journal	3			-SPLIT-	-31,491.63	-6,351.63
12/31/2008	General Journal	6			-SPLIT-	6,176.55	-175.08
12/31/2008	General Journal	7			-SPLIT-	175.08	0.00
Total for Operating Acct						**$0.00**	
PFF Checking							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	18,906.24	18,906.24
12/23/2008	General Journal	1			-SPLIT-	-18,906.24	0.00
Total for PFF Checking						**$0.00**	
Prepaid Expenses and Other Assets							
12/05/2008	General Journal			Opening Balance	-SPLIT-	36,194.00	36,194.00
Total for Prepaid Expenses and Other Assets						**$36,194.00**	
Property & Equipment							
12/05/2008	General Journal			Opening Balance	-SPLIT-	16,201.00	16,201.00
Total for Property & Equipment						**$16,201.00**	
Deferred Tax							
12/05/2008	General Journal			Opening Balance	-SPLIT-	36,194.00	36,194.00
Total for Deferred Tax						**$36,194.00**	
Fees Payable							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-322.00	-322.00
Total for Fees Payable						**$ -322.00**	
APIC - R/E Dividends Paid							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-5,440,000.00	-5,440,000.00
Total for APIC - R/E Dividends Paid						**$ -5,440,000.00**	
APIC - Retained Earnings							
12/05/2008	General Journal			Opening Balance	-SPLIT-	5,480,569.00	5,480,569.00
Total for APIC - Retained Earnings						**$5,480,569.00**	
Common Stock							
12/05/2008	General Journal			Opening Balance	-SPLIT-	20,000.00	20,000.00

Make Journal Entry

Recent How Do I?

Date: 12/31/2008 Entry #: 2

Account	Debit	Credit	Memo	Name
Bank Charges	61.00			
B of A Checking		61.00		
Totals:	61.00	61.00		

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Memo: B of A Fees Dec

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Date: 12/23/2008 Entry #: 3

Account	Debit	Credit	Memo	Name
B of A Checking	31461.63			
Operating Acct		31491.63		
Bank Charges	30.00			
Totals:	31491.63	31491.63		

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Memo: Tsfr PFF operating to B of A

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Recent | How Do I?

Date: 12/23/2008 Entry # : 1

Account	Debit	Credit	Memo	Name
B of A Checking	18876.24			
PFF Checking		18906.24		
Bank Charges	30.00			
Totals:	18906.24	18906.24		

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Memo: Transfer PFF cking to B of A

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In re Glencrest Insurance Services
Debtor

Case No. 08-13181
Reporting Period: 12/5 - 12/31/08

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases See Attached		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re __ Glencrest Insurance Services
Debtor

Case No. 08-13131
Reporting Period: 12/15- 12/31/08

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Glencrest Insurance Services, Inc.
Profit & Loss
December 5-31, 2008

	Total
Income	
Fees Billed	6,351.63
Total Income	**$6,351.63**
Expenses	
Bank Charges	121.00
Total Expenses	**$121.00**
Net Operating Income	**$6,230.63**
Net Income	**$6,230.63**

Thursday, Feb 05, 2009 05:03:47 PM GMT-8 - Accrual Basis

In re Glencrest Insurance Services
Debtor

Case No. 08- 13131
Reporting Period: 12/5 - 12/31/08

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Equivalents (see continuation sheet)		
Accounts Receivable (Net)	See attached	
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services
Debtor

Case No. 08-13131
Reporting Period: 12/5 - 12/31/08

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets		
Other Assets		
LIABILITIES AND OWNER EQUITY	**BOOK VALUE AT END OF CURRENT REPORTING MONTH**	**BOOK VALUE ON PETITION DATE**
Other Postpetition Liabilities		
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Glencrest Insurance Services, Inc.
Balance Sheet
As of December 31, 2008

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	50,276.87
Operating Acct	0.00
PFF Checking	0.00
Total Bank Accounts	$50,276.87
Total Current Assets	$50,276.87
Other Assets	
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00
Total Other Assets	$52,395.00
TOTAL ASSETS	$102,671.87
LIABILITIES AND EQUITY	
Liabilities	
Long Term Liabilities	
Deferred Tax	36,194.00
Fees Payable	-322.00
Total Long Term Liabilities	$35,872.00
Total Liabilities	$35,872.00
Equity	
APIC - R/E Dividends Paid	-5,440,000.00
APIC - Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings	
Net Income	6,230.63
Total Equity	$66,799.87
TOTAL LIABILITIES AND EQUITY	$102,671.87

In re ___ Debtor GLLSCALS: ISURANCE SERVICES

Case No. 08-13131
Reporting Period: 12/5 - 12/31/08

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:___						
Other:___						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re Glencrest Insurance Services
Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	UNKNOWN	
+ Amounts billed during the period	-	
- Amounts collected during the period	6351.63	
Total Accounts Receivable at the end of the reporting period	UNKNOWN	
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A.	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

UNITED STATES BANKRUPTCY COURT
DISTRICT OF Delaware

In re Glencrest Investment Advisors

Case No. 08-13128
Reporting Period: 12/5 - 12/31/08

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes		
Schedule of Professional Fees Paid	MOR-1b		None	
Copies of bank statements		Yes		
Cash disbursements journals				
Statement of Operations	MOR-2	Yes		
Balance Sheet	MOR-3	Yes		
Status of Post-petition Taxes	MOR-4		Yes	
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Post-petition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	Yes		
Accounts Receivable Reconciliation and Aging	MOR-5		Yes	
Debtor Questionnaire	MOR-5	Yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Kevin McCarthy
Signature of Debtor

Date 5/10/17

Signature of Joint Debtor

Date

Kevin McCarthy
Signature of Authorized Individual*

Date 5/10/08

Kevin McCarthy
Printed Name of Authorized Individual

Authorized Individual
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors
Debtor

Case No. 08-13128
Reporting Period: 12/5-12/31/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS			B of A	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	31278.00			-				
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)								
TRANSFERS (FROM DIP ACCTS)				146198.62				
				58997.08 (1)				
TOTAL RECEIPTS	-			205195.70				
DISBURSEMENTS								
~~NET~~ PAYROLL				10535.58				
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)								
Bank charges	30.00			129.00				
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)	146198.62							
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	147228.62			10664.58				
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(147228.62)			194531.12				
CASH - END OF MONTH	(114950.62)			194531.12				

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$157893.20
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$146198.62
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$11694.58

(1) Previously unrecorded cash at Equity Investments, recorded as other income

In re Glencrest Investment Advisors
Debtor

Case No. 08-13128
Reporting Period: 12/31/08

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#	194531.32			#		#	
BANK BALANCE		194531.32						
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*		194531.32						
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

In re Glencrest Investment Advisors
Debtor

Case No. 08 - 13128
Reporting Period: 12/5 - 12/31/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
			None						

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]9162
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

Customer Service
1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION 08-13128
OPERATING ACCOUNT
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813128

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 00/00/0000 - 12/31/2008		Statement Beginning Balance	.00
Number of Deposits/Credits	2	Amount of Deposits/Credits	205,165.70
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	7	Amount of Other Debits	10,634.38
		Statement Ending Balance	194,531.32
Number of Enclosures	0		
		Service Charge	99.00

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23		146,198.62	WIRE TYPE:WIRE IN DATE: 081223 TIME:1808 ET TRN:2008122300306456 SEQ:[redacted]7100/000031 ORIG:GLENCREST INVESTMENT ADVI ID:398046094 SND BK:PFF BANK & TRUST ID:322270495 PMT DET:DIP # 08-08-13129	0037030645
12/31		58,967.08	WIRE TYPE:WIRE IN DATE: 081231 TIME:1523 ET TRN:2008123100287568 SEQ:[redacted]366FT/016362 ORIG:GLENCREST INVESTMENT ADVI ID:5798690821 SND BK:JPMORGAN CHASE BANK, NA ID:021000021 PMT DET:SWF OF 08/12/31	0037028756

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23	1	10.00	INCOMING DOMESTIC WIRE	0998020001
12/26		5,853.26	WIRE TYPE:WIRE OUT DATE:081226 TIME:1617 ET TRN:2008122600161968 SERVICE REF:005838 BNF:PFF BANK TRUST ID:10127-200 BNF BK:PFF BANK & TRUST ID:322270495 PMT DET:01081226005955NN/ACC/OB I: GIA PAYROLL	0037016196
12/26	1	20.00	BANK ASSIST DOMESTIC WIRE	0998020000
12/30		4,682.12	WIRE TYPE:WIRE OUT DATE:081230 TIME:1617 ET TRN:2008123000210188 SERVICE REF:010653 BNF:PFF BANK TRUST ID:10127200 BNF BK:PFF BANK & T RUST ID:322270495 PMT DET:01081230002968NNOBI GIA PAYROLL	0037021018
12/30	1	20.00	BANK ASSIST DOMESTIC WIRE	0998020000
12/31		39.00	CHECK ORDER FEE	0982000019
12/31	1	10.00	INCOMING DOMESTIC WIRE	0998020000

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	12/23	146,188.62	146,188.62

Recycled Paper

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]9162
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

Customer Service
1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.

Bankruptcy Case Number:0813128

CUSTOMER CONNECTION ECONOMY CHECKING

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
12/26	140,315.36	140,315.36	12/31	194,531.32	194,531.32
12/30	135,613.24	135,613.24			

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]9162
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

Customer Service
1-800-342-7722

GLENCREST INVESTMENT ADVISORS, INC.

Bankruptcy Case Number:0813128

IMPORTANT INFORMATION

CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.

TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

* Tell us your name and account number
* Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information
* Tell us the dollar amount of the suspected error.

For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.

DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.

REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

##XXH1989DPCSTM [redacted]6094

Statement of Account
0398046094

PFF BANK & TRUST

GLENCREST INVESTMENT ADVISORS INC
ATTN VANESSA STARKS
9337 MILLIKEN AVE
RANCHO CUCAMONGA CA 91729

December 31, 2008
Days in statement period: 31
(0)
Page 1 of 2

DIRECT INQUIRIES TO:
888 342-5733

PFF BANK & TRUST
399 N GAREY AVE
POMONA CA 91767-5431

Summary of Account Balance

Account	Number	Ending Balance
Analyzed Business Checking	[redacted]6094	$-4.11

Analyzed Business Checking [redacted]6094

Low balance	$-4.11
Avg collected balance	$102,058.00

Date	Description	Additions	Subtractions	Balance	Number	Date	Amount
11-30	Beginning balance			$141,132.12	61123	12-12	168.73
12-01	#Deposit	13,121.02	00000081562250	154,253.14	61129 *	12-08	5,120.00
12-02	#Deposit	350.00	00000081897660	154,603.14	61133 *	12-15	1,000.14
12-03	#Deposit	2,884.72	00000082227530	157,487.86	61134	12-15	440.72
12-05	Check 61141	00000082746000	-1,252.89	156,234.97	61135	12-11	41.91
12-08	Check 61129	00000065345690	-5,120.00	151,114.97	61136	12-10	738.12
12-09	Check 61137	00000050129995	-3,500.00	147,614.97	61137	12-09	3,500.00
12-09	Check 61139	00000065379260	-270.63	147,344.34	61138	12-12	215.10
12-09	#Preauthorized Wd	122000034232649	-265.26	147,079.08	61139	12-09	270.63
	Tax Service 702 Pmt Impnd Cod				61140	12-15	201.04
	081209 E9119-00 441276				61141	12-05	1,252.89
12-10	#Deposit	3,939.33	00000083498730	151,018.41	61142	12-15	312.50
12-10	#Deposit	300.00	00000083499870	151,318.41	61143	12-10	254.87
12-10	#Deposit	233.34	00000083499850	151,551.75	61144	12-22	292.69
12-10	Check 61136	00000083463720	-738.12	150,813.63	61145	12-17	206.99
12-10	Check 61143	00000065433684	-254.87	150,558.76			

* Skip in check sequence

##XXH1989DPCSTM [redacted]6094

Statement of Account
0398046094

PFF BANK & TRUST
Glencrest Investment Advisors Inc
Page 2 of 2
December 31, 2008

Date	Description		Additions	Subtractions	Balance
12-11	#Preauthorized Wd Tax Service 702 Pmt Impnd Ccd 081211 E9119-00 457438	122000034460503		-2,197.09	148,361.67
12-11	Check 61147	00000065493972		-1,026.85	147,334.82
12-11	Check 61135	00000065478366		-41.91	147,292.91
12-12	Check 61138	00000065502944		-215.10	147,077.81
12-12	Check 61123	00000065507646		-168.73	146,909.08
12-15	Check 61133	00000065555428		-1,000.14	145,908.94
12-15	Check 61134	00000065555650		-440.72	145,468.22
12-15	Check 61142	00000065543978		-312.50	145,155.72
12-15	Check 61140	00000065560520		-201.04	144,954.68
12-16	#Deposit		1,790.65	00000084632800	146,745.33
12-16	Check 61152	00000065607178		-48,187.80	98,557.53
12-16	Check 61156	00000065606312		-1,249.44	97,308.09
12-16	Check 61150	00000065577994		-15.10	97,292.99
12-17	Check 61146	00000065626178		-583.00	96,709.99
12-17	Check 61145	00000065632786		-206.99	96,503.00
12-18	#Rtn Check-Stop Paymt Check		48,187.80	507001218133437	144,690.80
12-18	#Rtn Check-Stop Paymt Check		1,249.44	507001218133533	145,940.24
12-18	#Rtn Check-Stop Paymt Check		15.10	507001218133511	145,955.34
12-22	Check 61144	00000065729134		-292.69	145,662.65
12-22	#Preauthorized Wd Cts Tax Service Auto Fees Ccd 081222 10200777	122000031145174		-66.81	145,595.84
12-23	#Deposit		632.78	00000085912750	146,228.62
12-23	#Wire Transfer-Out [redacted]7100 Outgoing Wire 071;Bnf Glencrest Investment Advisor ;Obi Dip # 08-08-1			-146,198.62	30.00
12-24	Check 61148	00000065803808		-34.11	-4.11
12-31	Ending totals		72,704.18	-213,840.41	$-4.11

CHECK CUT TO PFF 2/09

Number	Date	Amount
61146	12-17	583.00
61147	12-11	1,026.85
61148	12-24	34.11
61150 *	12-16	15.10
61152 *	12-16	48,187.80
61156 *	12-16	1,249.44

* Skip in check sequence

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
December 5-31, 2008

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
12/23/2008	General Journal	2			-SPLIT-	146,198.62	146,198.62
12/28/2008	General Journal	3			-SPLIT-	-5,853.46	140,345.16
12/30/2008	General Journal	4			-SPLIT-	-4,682.12	135,663.04
12/31/2008	General Journal	5			-SPLIT-	-99.00	135,564.04
12/31/2008	General Journal	6			-SPLIT-	58,967.08	194,531.12
Total for B of A Checking						**$194,531.12**	
PFF Checking							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	31,278.00	31,278.00
12/23/2008	General Journal	2			-SPLIT-	-146,228.62	-114,950.62
Total for PFF Checking						**$ -114,950.62**	
Advances to Trust							
12/05/2008	General Journal			Opening Balance	-SPLIT-	80,000.00	80,000.00
Total for Advances to Trust						**$80,000.00**	
Lease Deposit							
12/05/2008	General Journal			Opening Balance	-SPLIT-	3,578.00	3,578.00
Total for Lease Deposit						**$3,578.00**	
Net Income/Loss GIS							
12/05/2008	General Journal			Opening Balance	-SPLIT-	58,822.00	58,822.00
Total for Net Income/Loss GIS						**$58,822.00**	
Prepaid - Other							
12/05/2008	General Journal			Opening Balance	-SPLIT-	17,984.00	17,984.00
Total for Prepaid - Other						**$17,984.00**	
Prepaid A/P							
12/05/2008	General Journal			Opening Balance	-SPLIT-	23,437.00	23,437.00
Total for Prepaid A/P						**$23,437.00**	
Prin Rec FHLMC SEC Fixed							
12/05/2008	General Journal			Opening Balance	-SPLIT-	61,914.00	61,914.00
Total for Prin Rec FHLMC SEC Fixed						**$61,914.00**	
Property & Equipment							
12/05/2008	General Journal			Opening Balance	-SPLIT-	492,486.00	492,486.00
Total for Property & Equipment						**$492,486.00**	
Valuation Allowance							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-43,570.00	-43,570.00
Total for Valuation Allowance						**$ -43,570.00**	

Make Journal Entry

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Date: 12/26/2008 Entry # : 3

Account	Debit	Credit	Memo	Name
Payroll Expenses	5853.46			
B of A Checking		5853.46		
Totals:	5853.46	5853.46		

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Memo: Sanchez 12/21 payroll pd by PFF

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Date: 12/30/2008 Entry # : 4

Account	Debit	Credit	Memo	Name
Payroll Expenses	4682.12			
B of A Checking		4682.12		
Totals:	4682.12	4682.12		

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Memo: Sanchez 12/7 payroll to PFF

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Date: 12/31/2008 Entry #: 5

Account	Debit	Credit	Memo	Name
Bank Charges	99.00			
B of A Checking		99.00		
Totals:	99.00	99.00		

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Memo: Dec B of A fees

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Date: 12/23/2008 Entry #: 2

Account	Debit	Credit	Memo	Name
B of A Checking	146198.62			
PFF Checking		146228.62		
Bank Charges	30.00			
Totals:	146228.62	146228.62		

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In re Glencrest Investment Advisors
Debtor

Case No. 08-13128
Reporting Period: 12/5 - 12/31/08

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances		
Net Revenue ATTACHED	$	$
COST OF GOODS SOLD		
Beginning Inventory		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re ___ Debtor Glencrest Investment Advisors

Case No. 08-13128
Reporting Period: 12/5 - 12/31/08

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5-31, 2008

	Total
Income	
Total Income	
Expenses	
Bank Charges	159.00
Payroll Expenses	10,535.58
Total Expenses	**$10,694.58**
Net Operating Income	**$ -10,694.58**
Other Income	
Other Income	58,997.08
Total Other Income	**$58,997.08**
Net Other Income	**$58,997.08**
Net Income	**$48,302.50**

Tuesday, Feb 10, 2009 01:15:07 PM GMT-8 - Accrual Basis

In re Glencrest Investment Advisors
Debtor

Case No. 08-13128
Reporting Period: 12/5 - 12/31/08

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)		
Accounts Receivable (Net)	ATTACHED	
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors
Debtor

Case No. 08 - 13128
Reporting Period: 12/15 - 12/31/08

BALANCE SHEET - continuation sheet

ASSETS Other Current Assets	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Assets		

LIABILITIES AND OWNER EQUITY Other Postpetition Liabilities	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Adjustments to Owner Equity		
Postpetition Contributions (Distributions) (Draws)		

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Glencrest Investment Advisors, Inc.
Balance Sheet
As of December 31, 2008

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	194,531.12
PFF Checking	-114,950.62
Total Bank Accounts	$79,580.50
Total Current Assets	$79,580.50
Other Assets	
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid - Other	17,984.00
Prepaid A/P	23,437.00
Prin Rec FHLMC SEC Fixed	61,914.00
Property & Equipment	492,486.00
Valuation Allowance	-43,570.00
Total Other Assets	$694,651.00
TOTAL ASSETS	$774,231.50
LIABILITIES AND EQUITY	
Liabilities	
Long Term Liabilities	
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	3,479.00
Total Long Term Liabilities	$62,316.00
Total Liabilities	$62,316.00
Equity	
APIC	6,870,597.00
APIC - Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	
Net Income	48,302.50
Total Equity	$711,915.50
TOTAL LIABILITIES AND EQUITY	$774,231.50

In re ___

Debtor Crescent Investment Advisors

Case No. 08-13128

Reporting Period: 12/5-12/31/08

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No.	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:___						
Other:___						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors
Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period	NA	
+ Amounts billed during the period		
- Amounts collected during the period		
Total Accounts Receivable at the end of the reporting period		
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	

UNITED STATES BANKRUPTCY COURT
________ DISTRICT OF Delaware

In re __ PFF Real Estate Services

Case No. 08-13130
Reporting Period: 12/5 - 12/31/08

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes	~~None~~	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes		
Schedule of Professional Fees Paid	MOR-1b		None	
Copies of bank statements		yes		
Cash disbursements journals		Yes	[illegible]	
Statement of Operations	MOR-2	yes		
Balance Sheet	MOR-3	yes		
Status of Post-petition Taxes	MOR-4		~~N.A.~~ Yes	
Copies of IRS Form 6123 or payment receipt		N.A		
Copies of tax returns filed during reporting period		N.A.		
Summary of Unpaid Post-petition Debts	MOR-4		None	
Listing of aged accounts payable	MOR-4		None	
Accounts Receivable Reconciliation and Aging	MOR-5		~~N.A.~~ Yes	
Debtor Questionnaire	MOR-5	yes		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

[signature]
Signature of Debtor

2/10/09
Date

____
Signature of Joint Debtor

____
Date

[signature]
Signature of Authorized Individual*

2/10/09
Date

Kevin McCarthy
Printed Name of Authorized Individual

Authorized Individual
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services
Debtor

Case No. 08 - 13130
Reporting Period: 12/5 - 12/31/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	~~OTHER~~ D.P.	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	25725.04							
RECEIPTS								
CASH SALES								
ACCOUNTS RECEIVABLE								
LOANS AND ADVANCES								
SALE OF ASSETS								
OTHER (ATTACH LIST)								
TRANSFERS (FROM DIP ACCTS)				25695.04				
TOTAL RECEIPTS				25695.04				
DISBURSEMENTS								
NET PAYROLL								
PAYROLL TAXES								
SALES, USE & OTHER TAXES								
INVENTORY PURCHASES								
SECURED RENTAL/LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)								
Bank fees	30.00			51.00				
OWNER DRAW*								
TRANSFERS (TO DIP ACCTS)								
	25695.04							
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	25725.04			51.00				
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(25725.04)			~~51.00~~ 25644.04				
CASH - END OF MONTH	-			25644.04				

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$ 25725.04 (976)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$ 25695.04
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 81.00

In re PFF Real Estate Services
Debtor

Case No. 08-13130
Reporting Period: 12/31/08

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other	
BALANCE PER BOOKS	#	25644.04	#		#		#	
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE*		25644.04						
*Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								

In re PPF Real Estate Services
Debtor

Case No. 08-13130
Reporting Period: 12/5 - 12/31/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number [redacted]8192
01 01 152 01 M0000 E# 0
Last Statement: NEW ACCOUNT
This Statement: 12/31/2008

Customer Service
1-800-342-7722

PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION 08-13130
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711

Bankruptcy Case Number:0813130

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 00/00/0000 - 12/31/2008		Statement Beginning Balance	.00
Number of Deposits/Credits	1	Amount of Deposits/Credits	25,695.04
Number of Checks	0	Amount of Checks	.00
Number of Other Debits	2	Amount of Other Debits	51.00
		Statement Ending Balance	25,644.04
Number of Enclosures	0	Service Charge	51.00

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23		25,695.04	WIRE TYPE:WIRE IN DATE: 081223 TIME:1802 ET TRN:2008122300305767 SEQ:20083580008100/000029 ORIG:PFF REAL ESTATE SERVICES ID:600010375 SND BK: PFF BANK & TRUST ID:322270495	00370305

Withdrawals and Debits

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
12/23	1	10.00	INCOMING DOMESTIC WIRE	09980200
12/31		41.00	CHECK ORDER FEE	09820000

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
00/00	.00	.00	12/31	25,644.04	25,644.04
12/23	25,685.04	25,685.04			

AGREES TO BALANCE PER BOOKS

##XXH1989DPCSTM [redacted]0375

Statement of Account
[redacted]0375

PFF BANK & TRUST

PFF REAL ESTATE SERVICES INC
ATTN ACCOUNTING DEPARTMENT
9337 MILLIKEN AVE
RANCHO CUCAMONGA CA 91729

December 31, 2008
Days in statement period: 31
(0)
Page 1 of 1

DIRECT INQUIRIES TO:
888 342-5733

PFF BANK & TRUST
399 N GAREY AVE
POMONA CA 91767-5431

Summary of Account Balance

Account	Number	Ending Balance
PFF Checking	[redacted]0375	$30.00

PFF Checking [redacted]0375

Low balance	$30.00
Avg collected balance	$18,265.00

Date	Description		Additions	Subtractions	Balance
11-30	Beginning balance				$25,725.04
12-23	#Wire Transfer-Out	[redacted]8100		-25,695.04	30.00
	Outgoing Wire				
	081;Bnf Glencrest				
12-31	Ending totals		.00	-25,695.04	$30.00

Journaled 05. 2/3/09 1/28/09

Pff Real Estate Services Inc
[redacted]375 Demand deposit Account

Balances

Ledger:	0.00	Todays activity:	0.00
Current:	0.00	Holds:	0.00
Total available:	0.00	Float:	0.00
Closing:	0.00	Available PRA:	0.00
		Related available:	0.00
		Total holds:	0.00
		ESP score:	Not Scored

Account Overview

Deposit category:	D - Demand deposit	Branch:	50 - Retail Banking Ops
Account type:	425 - Zero Int NOW Interna	Cost center:	50
Service charge:	900 - No Charge Routine	Primary officer:	0 - No Officer Assigned
Charge option:	6 - Waive direct and analysis	Phone:	000-000-0000
Opened:	01/28/2008	Birth date:	
Zero balance:	02/03/2009	Retirement plan:	
Entered:	01/28/2008	Withholding status:	2 - Exempt, corporation
Reopened:			

Statement/Analysis Information

Next statement:	02/28/2009	Next analysis:	02/28/2009
Last statement:	01/31/2009	Last analysis:	01/31/2009
Last statement bal:	30.00	Analysis cycle:	31 - End Of Month(A)
Statement cycle:	31 - End Of Month(A)	Bulk file:	I - Image file
Pending stmt cycle:		Pending bulk file:	

Status Information

Posting restriction:		Dormant or inactive:	
Escheat status:		Account statuses:	I - Suppress 1099-INT form
Special referral:			

Interest Information

Interest plan:	0 - None	Interest paid YTD:	0.00
Accrued interest:	0.000000000	Rate:	0.000
Bonus accrual:	0.000000000	Yield:	0.000

Activity Information

Deposit date:	03/21/2008	Customer contact	02/03/2009
Deposit amount:	25,000.00	Maintenance:	01/14/2009

View Profile - [redacted]0375 Demand deposit Account - Bank 989

Pff Real Estate Services Inc

[redacted]0375 Demand deposit Account

Balances

Ledger:	0.00	Todays activity:	0.00
Current:	0.00	Holds:	0.00
Total available:	0.00	Float:	0.00
Closing:	0.00	Available PRA:	0.00
		Related available:	0.00
		Total holds:	0.00
		ESP score:	Not Scored

Account Overview

Deposit category:	D - Demand deposit	Branch:	50 - Retail Banking Ops
Account type:	425 - Zero Int NOW Interna	Cost center:	50
Service charge:	900 - No Charge Routine	Primary officer:	0 - No Officer Assigned
Charge option:	6 - Waive direct and analysis	Phone:	000-000-0000
Opened:	01/28/2008	Birth date:	
Zero balance:	02/03/2009	Retirement plan:	
Entered:	01/28/2008	Withholding status:	2 - Exempt, corporation
Reopened:			

Statement/Analysis Information

Next statement:	02/28/2009	Next analysis:	02/28/2009
Last statement:	01/31/2009	Last analysis:	01/31/2009
Last statement bal:	30.00	Analysis cycle:	31 - End Of Month(A)
Statement cycle:	31 - End Of Month(A)	Bulk file:	I - Image file
Pending stmt cycle:		Pending bulk file:	

Status Information

Posting restriction:		Dormant or inactive:	
Escheat status:		Account statuses:	I - Suppress 1099-INT form
Special referral:			

Interest Information

Interest plan:	0 - None	Interest paid YTD:	0.00
Accrued interest:	0.000000000	Rate:	0.000
Bonus accrual:	0.000000000	Yield:	0.000

Activity Information

Deposit date:	03/21/2008	Customer contact:	02/03/2009
Deposit amount:	25,000.00	Maintenance:	01/14/2009

PFF Real Estate Services, Inc.
Transaction Detail by Account
December 5-31, 2008

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking							
12/23/2008	General Journal	1			-SPLIT-	25,695.04	25,695.04
12/31/2008	General Journal	3			-SPLIT-	-51.00	25,644.04
Total for B of A Checking						**$25,644.04**	
PFF Checking							
12/05/2008	Deposit			Opening Balance	Opening Balance Equity	25,725.00	25,725.00
12/23/2008	General Journal	1			-SPLIT-	-25,725.04	-0.04
12/23/2008	General Journal	5			-SPLIT-	0.04	0.00
Total for PFF Checking						**$0.00**	
APIC - Retained Earnings							
12/05/2008	General Journal			Opening Balance	-SPLIT-	-29,275.00	-29,275.00
Total for APIC - Retained Earnings						**$ -29,275.00**	
Common Stock							
12/05/2008	General Journal			Opening Balance	-SPLIT-	55,000.00	55,000.00
Total for Common Stock						**$55,000.00**	
Opening Balance Equity							
12/05/2008	Deposit				PFF Checking	25,725.00	25,725.00
12/05/2008	General Journal			Opening Balance	-SPLIT-	-55,000.00	-29,275.00
12/05/2008	General Journal			Opening Balance	-SPLIT-	29,275.00	0.00
Total for Opening Balance Equity						**$0.00**	
Bank Charges							
12/23/2008	General Journal	1			-SPLIT-	30.00	30.00
12/31/2008	General Journal	3			-SPLIT-	51.00	81.00
Total for Bank Charges						**$81.00**	
Other Income							
12/23/2008	General Journal	5			-SPLIT-	0.04	0.04
Total for Other Income						**$0.04**	

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Date: 12/31/2008 Entry #: 3

Account	Debit	Credit	Memo	Name
Bank Charges	51.00			
B of A Checking		51.00		
Totals:	51.00	51.00		

More Lines

Memo: B of A fees - Dec

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Date: 12/23/2008 Entry # : 1

Account	Debit	Credit	Memo	Name
B of A Checking	25695.04			
Bank Charges	30.00			
PFF Checking		25725.04		
Totals:	25725.04	25725.04		

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Memo: To tsfr funds from PFF to B of A

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- View Register
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Related Reports and History

- Recent/Edited Journal Entries
- Transaction Journal
- History of changes to this entry
- Journal
- General Ledger
- Transaction Detail by Account

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- When should I use this screen?
- Make a journal entry?
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- Make this a recurring journal entry I can use in the future?

Explain

- What is a general journal entry?
- How accounts are affected by journal entries.

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In re PPF Real Estate Services
Debtor

Case No. 08-13130
Reporting Period: 12/5 - 12/31/08

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances		
Net Revenue	$	$
COST OF GOODS SOLD		
Beginning Inventory ATTACHED		
Add: Purchases		
Add: Cost of Labor		
Add: Other Costs (attach schedule)		
Less: Ending Inventory		
Cost of Goods Sold		
Gross Profit		
OPERATING EXPENSES		
Advertising		
Auto and Truck Expense		
Bad Debts		
Contributions		
Employee Benefits Programs		
Insider Compensation*		
Insurance		
Management Fees/Bonuses		
Office Expense		
Pension & Profit-Sharing Plans		
Repairs and Maintenance		
Rent and Lease Expense		
Salaries/Commissions/Fees		
Supplies		
Taxes - Payroll		
Taxes - Real Estate		
Taxes - Other		
Travel and Entertainment		
Utilities		
Other (attach schedule)		
Total Operating Expenses Before Depreciation		
Depreciation/Depletion/Amortization		
Net Profit (Loss) Before Reorganization Items		
OTHER INCOME AND EXPENSES		
Other Income (attach schedule)		
Interest Expense		
Other Expense (attach schedule)		
Net Profit (Loss) Before Reorganization Items		
REORGANIZATION ITEMS		
Professional Fees		
U.S. Trustee Quarterly Fees		
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		
Gain (Loss) from Sale of Equipment		
Other Reorganization Expenses (attach schedule)		
Total Reorganization Expenses		
Income Taxes		
Net Profit (Loss)	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services
Debtor

Case No. 08 - 13130
Reporting Period: 12/5 - 12/31/08

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs		
Other Operational Expenses		
Other Income		
Other Expenses		
Other Reorganization Expenses		

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

PFF Real Estate Services, Inc.
Profit & Loss
December 5-31, 2008

	Total
Income	
Total Income	
Expenses	
Bank Charges	81.00
Total Expenses	**$81.00**
Net Operating Income	**$ -81.00**
Other Income	
Other Income	0.04
Total Other Income	**$0.04**
Net Other Income	**$0.04**
Net Income	**$ -80.96**

Thursday, Feb 05, 2009 04:55:19 PM GMT-8 - Accrual Basis

In re PFF Real Estate Services
Debtor

Case No. 08-13130
Reporting Period: 12/5 - 12/31/08

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents		
Restricted Cash and Cash Equivalents (see continuation sheet)		
Accounts Receivable (Net)	ATTACHED	
Notes Receivable		
Inventories		
Prepaid Expenses		
Professional Retainers		
Other Current Assets (attach schedule)		
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT		
Real Property and Improvements		
Machinery and Equipment		
Furniture, Fixtures and Office Equipment		
Leasehold Improvements		
Vehicles		
Less Accumulated Depreciation		
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)		
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE		
Accounts Payable		
Taxes Payable (refer to FORM MOR-4)		
Wages Payable		
Notes Payable		
Rent/Leases - Building/Equipment		
Secured Debt/Adequate Protection Payments		
Professional Fees		
Amounts Due to Insiders*		
Other Postpetition Liabilities (attach schedule)		
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt		
TOTAL PRE-PETITION LIABILITIES		
TOTAL LIABILITIES	$	$
OWNER EQUITY		
Capital Stock		
Additional Paid-In Capital		
Partners' Capital Account		
Owner's Equity Account		
Retained Earnings - Pre-Petition		
Retained Earnings - Postpetition		
Adjustments to Owner Equity (attach schedule)		
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS' EQUITY	$	$

* "Insider" is defined in 11 U.S.C. Section 101(31).

PFF Real Estate Services, Inc.
Balance Sheet
As of December 31, 2008

	Total
ASSETS	
Current Assets	
Bank Accounts	
B of A Checking	25,644.04
PFF Checking	0.00
Total Bank Accounts	$25,644.04
Total Current Assets	$25,644.04
TOTAL ASSETS	$25,644.04
LIABILITIES AND EQUITY	
Liabilities	
Total Liabilities	
Equity	
APIC - Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings	
Net Income	-80.96
Total Equity	$25,644.04
TOTAL LIABILITIES AND EQUITY	$25,644.04

In re ___ Debtor PGG REAL ESTATE SERVICES

Case No. 08-13130
Reporting Period: 12/5 - 12/31/08

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No.	Ending Tax Liability
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:___						
Other:___						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services
Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		
Total Accounts Receivable at the beginning of the reporting period		
+ Amounts billed during the period		
- Amounts collected during the period		
Total Accounts Receivable at the end of the reporting period		
Accounts Receivable Aging		
0 - 30 days old		
31 - 60 days old		
61 - 90 days old		
91+ days old		
Total Accounts Receivable		
Amount considered uncollectible (Bad Debt)		
Accounts Receivable (Net)		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N.A	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X	